EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mitchell Tanzman, Co-Chief Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 24, 2004         /s/ Mitchell Tanzman
        -------------------        --------------------------------------------
                                   Mitchell Tanzman, Co-Chief Executive Officer
                                   (principal executive officer)

I, Gregory Brousseau, Co-Chief Executive Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 24, 2004         /s/ Gregory Brousseau
        -------------------        --------------------------------------------
                                   Gregory Brousseau, Co-Chief Executive Officer
                                   (principal executive officer)

I, Michael Mascis, Chief Financial Officer of UBS Tamarack International Fund L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 24, 2004         /s/ Michael Mascis
        -------------------        --------------------------------------------
                                   Michael Mascis, Chief Financial Officer
                                   (principal financial officer)